RESTRICTED CASH	12 Months Ended
Dec. 31, 2017
Restricted Cash and Cash Equivalents Items [Line Items]
Cash and Cash Equivalents Disclosure [Text Block]
Restricted cash does not include cash balances of $74.0 million (2016: $49.6 million), which are required to be maintained by the financial covenants in our loan facilities. Furthermore, Frontline Shipping Limited, a wholly owned subsidiary of the Company and the chartering counterparty with Ship Finance with respect to the remaining nine VLCCs leased from them, has agreed to certain dividend restrictions as a result of the amendment of the terms of the long term charter agreements in May 2015. In order to make or pay any dividend or other distribution to the Company, Frontline Shipping Limited shall demonstrate a cash buffer of $2.0 million per vessel both prior to and following such payment, and following payment of the next monthly hire due plus any profit share accrued under the agreement. As at December 31, 2017, the cash held by Frontline Shipping Limited of $8.9 million (2016: $26.0 million), may solely be used for vessel operations, payment of hire to Ship Finance or other amounts incurred under the charters and Charter Ancillary Agreement and any other amounts incurred in the ordinary course of business.